                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 333 South Grand Avenue,
28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE ORGANICS, L.P.

Date of Event Requiring Statement: May 12, 2017.

Issuer Name: SunOpta Inc. [STKL]

                                  OAKTREE ORGANICS, L.P.

                                  By:   Oaktree Fund GP, LLC
                                  Its:  General Partner

                                  By:   Oaktree Fund GP I, L.P.
                                  Its:  Managing Member

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Authorized Signatory

                                  OAKTREE FUND GP, LLC

                                  By:   Oaktree Fund GP I, L.P.
                                  Its:  Managing Member

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Authorized Signatory

                                  OAKTREE FUND GP I, L.P.

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Authorized Signatory

                                  OAKTREE CAPITAL I, L.P.

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Vice President

                                  OCM HOLDINGS I, LLC

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Vice President

                                  OAKTREE HOLDINGS, LLC

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Vice President

                                  OAKTREE CAPITAL GROUP, LLC

                                  By:   Oaktree Capital Group Holdings GP, LLC
                                  Its:  Manager

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Vice President

                                  OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                  By:   /s/ Jamie Toothman
                                        ----------------------------------------
                                        Name: Jamie Toothman
                                        Title: Vice President